ELEVENTH AMENDMENT TO LEASE

This agreement (the "Eleventh Amendment") made as of the 25th day of September, 2019, between **Oral Roberts University**, an Oklahoma corporation ("Landlord") and **ENGlobal U.S., Inc.**, successor-by-merger to ENGlobal Engineering, Inc., a Texas Corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated January 27, 2005 as amended by a First Amendment to Lease dated April 7, 2005, a Second Amendment to Lease dated June 13, 2005, a Third Amendment to Lease dated December 28, 2005, a Fourth Amendment to Lease dated February 27, 2006, a Fifth Amendment to Lease dated July 26, 2006, a Sixth Amendment to Lease dated June 20, 2007, a Seventh Amendment to Lease dated November 12, 2010, an Eighth Amendment to Lease dated May 15, 2012, a Ninth Amendment to Lease dated August 22, 2017, and a Tenth Amendment to Lease dated August 23, 2018 (as so amended, the "Lease"); and

WHEREAS, Landlord and Tenant (the "parties") now desire to amend and modify the Lease in the following particulars;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. The provisions of this Eleventh Amendment shall supersede any inconsistent provisions contained in the Lease, whether such inconsistent provisions are contained in the printed portion of the Lease or any addendum, rider or exhibit annexed thereto. All capitalized items not otherwise defined herein shall have the same meanings ascribed to them in the Lease.

2. **Lease Term**. The Lease Term is extended to and shall expire on December 31, 2021, unless sooner terminated or extended to a later day under any other term or provision of the Lease.

3. **Base Rental**. Effective January 1, 2020, Base Rental shall be $490,161.00 per annum ($40,846.75 per month).

4. **Tenant Improvements**. Landlord, at Landlord's expense, on or before December 31, 2019, shall perform the repairs and painting specified in Exhibit "A" attached hereto.

5. **Broker.** The parties hereto agree that Cushman Wakefield is Tenant's sole and exclusive representative ("Tenant's Broker"). Landlord agrees to pay a commission to Tenant's Broker as per existing agreement with Tenant's Broker. Tenant represents it neither consulted nor negotiated with any broker other than Tenant's Broker with regard to the Premises. Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions from anyone other than Tenant's Broker.

6. Except as herein expressly amended or modified the terms and conditions of the Lease are hereby ratified and confirmed and shall remain in full force and effect.

7. This Agreement shall not constitute an agreement by Landlord or Tenant and shall not be binding upon Landlord or Tenant unless and until this Agreement shall be executed by Landlord and Tenant.

8. This Agreement may be changed only in writing, signed by both parties, and shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, successors and, as permitted, their assigns.

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ENGLOBAL LEGAL September 25, 2019 APPROVED

IN WITNESS WHEREOF, Landlord and Tenant have executed this Eleventh Amendment to Lease as of the date first written above.

LANDLORD:

Oral Roberts University,
an Oklahoma corporation

By: ______________________

Name: Tim R Philley

Title: C.O.O.

TENANT:

ENGlobal U.S., Inc.
a Texas corporation

By: ______________________

Name: William A. Coskey, P.E.

Tile: Chief Executive Officer

ENGLOBAL
LEGAL
September 25, 2019
APPROVED

Exhibit "A"

- **Painting – Landlord will repaint the premises as described in Attachment A, to match the existing paint on each floor.**
- Carpet – **Landlord will professionally clean all accessible carpeted areas throughout the premises.**
- **Landlord will re-carpet the conference room on the 33rd floor, known as Room 3317, along with repairs as outlined on Attachment A.**
- **Landlord will remove 2 ice makers on the 36th floor and replace with building standard shelving and doors.**
- **Repair and paint the overlook glass points of each floor of the premises.**

ENGLOBAL
LEGAL
September 25, 2019
APPROVED


- Paint
- Carpet Repair/Replace
- Carpet Clean
* All common areas to have carpets cleaned
VACANT
STAIRS
MEN
WOMEN
CONFERENCE ROOM
1-36 ELEVATORS
ENGlobal
FLOOR PLAN
33RD FLOOR, 60 STORY TOWER
CITYPLEX TOWERS


- PAINT
- CARPET REPAIR/REPLACE
- CLEAN CARPET
* ALL COMMON AREAS TO HAVE CARPETS CLEANED
CONFERENCE ROOM
VACANT
STAIRS
1-34 ELEVATORS
FLOOR PLAN
34TH FLOOR, 80 STORY TOWER
CITYFLEX TOWERS
ENGlobal



N
3539
IA LAB
3508
LARRY LANDIS
3507
HEATH LOVITT
3506
VACANT
3505
VACANT
3504
VACANT
3503
VACANT
3502
CORP IT
3501
VACANT
COMM LAB
3513
3512
3511
3510
MECH
SCADA LAB
3521
MECH/ELEC
CONFERENCE ROOM
3520
STORAGE
STAIRS
Women
Men
JOEL BOYER
3537
ALEX CROWE
3536
PENNY LAWRENCE
3535
CHRIS THOMAS
3534
KEVIN FILLION
3533
CONNIE FOX
3532
REBECCA BYRD
3531
NANCY COLEMAN
3530
RICKY BEACH
3529
3538
KITCHEN
3539
CONFERENCE ROOM
1-36
ELEVATORS

FLOOR PLAN
35TH FLOOR, 60 STORY TOWER
COTYPLEX TOWERS

ENGlobal

35


Paint
Stain
N
JARED LIVINGSTON 3609
DONNA AUSBERN 3608
KIM STAFFORD 3607
JASON MCNABB 3606
VACANT 3605
MIKE WEST 3604
VACANT 3603
JOHN STAFFORD 3602
VACANT 3601
3613 KITCHEN
3612 LAB
MARY GRECCO 3611
3615 VACANT
SPENCER SMITH 3610
3614 MATT DENNIS
R.i.p
Women
Men
STAIRS
VACANT
VACANT 3616
VACANT 3617
VACANT 3618
3621
3623 VACANT
3620 VACANT
3622 VACANT
3619 VACANT
3632 JOHN KRATZERT
3631 RACHEL TRIPP
3630 MARK RACHT
3629 TAMMIE TARMAN
3628 NOVELLA BIGHAM
3627 DAN SELDOMRIDGE
3626 CHUCK CARNAGEY
3625 SHILON SIMMONS
3624 SHELDA SCHIMMEL
CONFERENCE ROOM 3633
1-36 ELEVATORS

FLOOR PLAN
36TH FLOOR, 60 STORY TOWER
COTYPLEX TOWERS

ENGlobal

36